UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 21, 2007

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, the Executive Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Trustees of Pennsylvania Real Estate Investment Trust (the “Company”) approved 2006 cash bonus awards and 2007 restricted share awards, restricted share unit awards, base salaries and cash bonus award levels for the Company’s Chief Executive Officer, the other members of the Company’s Office of the Chairman and the Chief Financial Officer (collectively, the “Named Executive Officers”).

2007 Base Salaries

The following table sets forth the annual base salaries for 2007 for each of the Named Executive Officers:

Name	2007 Base Salary
Ronald Rubin	$551,616
George F. Rubin	$397,164
Edward A. Glickman	$494,000
Joseph F. Coradino	$397,164
Robert F. McCadden	$380,000

2006 Cash Bonus Awards

The Compensation Committee approved the payment of cash bonus awards to each of the Named Executive Officers for the year ended December 31, 2006. The awards were based on the achievement by the Company of predetermined performance levels for 2006 and the Committee’s assessment of the individual performance of the Named Executive Officers.

The following table sets forth the cash bonus amounts awarded for 2006 to the Named Executive Officers:

Name	2006 Cash Bonus
Ronald Rubin	$396,032
George F. Rubin	$244,408
Edward A. Glickman	$304,000
Joseph F. Coradino	$244,408
Robert F. McCadden	$181,717

2006 Long Term Incentive Plan Awards

The Compensation Committee also approved long term incentive plan awards to each of the Named Executive Officers. The Committee made one half of these awards in the form of restricted shares, and one half of these awards in the form of market based performance-

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contingent restricted share units, or RSUs, under the Company’s 2007-2009 Restricted Share Unit Program. The RSU portion of the award represents the right to earn common shares in the future depending on the Company’s relative total return to shareholders during the three year period beginning January 1, 2007 and ending on the earlier of December 31, 2009 or the date of a Change in Control, as defined in the Program (the “Measurement Period”).

Restricted Shares. With respect to the portion of the awards made in the form of restricted shares, these shares generally will vest in five equal annual installments beginning on the first anniversary of the date of grant, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they were vested.

The following table sets forth the number of restricted shares granted to the Named Executive Officers:

Name	Number of Restricted Shares (1)	Dollar Value
Ronald Rubin	12,639	$550,000
George F. Rubin	7,813	$340,000
Edward A. Glickman	8,962	$390,000
Joseph F. Coradino	7,813	$340,000
Robert F. McCadden	6,894	$300,000

(1)	The number of shares shown is based on the 20 day average closing price of the Company’s common shares through the day prior to the date of the awards.

The grants of restricted shares were made pursuant to the terms of the 2003 Equity Incentive Plan, as amended. The 2003 Equity Incentive Plan was filed as Appendix D to the Company’s Form S-4/A on October 1, 2003 and is incorporated herein by reference. The form of Restricted Share Award used in connection with the grants is filed as Exhibit 10.1 hereto.

Market Based Performance-Contingent Restricted Share Units (RSUs). The RSUs represent the right to earn common shares in the future. The issuance of common shares, if any, by the Company depends on the Company’s performance in terms of total return to shareholders (“TRS”) for the Measurement Period relative to the TRS for the Measurement Period of real estate investment trusts comprising a leading index of real estate investment trusts (the “Index REITs”). If the Company’s TRS performance over the Measurement Period is below the 25th percentile of the Index REITs, then no shares will be earned. If the Company’s TRS over the Measurement Period is above the 25th, 50th or 75th percentiles of the Index REITs, then a percentage of the awards ranging from 50% to 150% will be earned. Dividends are deemed credited to the RSU accounts and are applied to “acquire” more RSUs for the account of the Named Executive Officer at the 20 day average price per common share ending on the dividend payment date. If earned, awards will be paid in common shares in an amount equal to the number of RSUs in the Named Executive Officer’s account at the end of the

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Measurement Period. Participants in the program may elect to defer receipt of common shares earned.

The following table sets forth information regarding restricted share units granted to the Named Executive Officers:

Name	Number of Restricted Share Units (1)	Dollar Value
Ronald Rubin	12,639	$550,000
George F. Rubin	7,813	$340,000
Edward A. Glickman	8,962	$390,000
Joseph F. Coradino	7,813	$340,000
Robert F. McCadden	6,894	$300,000

(1)	The number of RSUs shown is based on the 20 day average closing price of the Company’s common shares through the day prior to the date of the awards.

2007 Annual Incentive Plan

The Compensation Committee also approved threshold (i.e., minimum), target and outperformance (i.e., maximum) cash bonus award levels, expressed as a percentage of salary, that the Named Executive Officers are eligible to receive under the 2007 annual incentive plan. The level of the award that each of the Named Executive Officers is eligible to receive depends upon the achievement of corporate goals, based upon the Company’s funds from operations (“FFO”) per share and, to a lesser extent, on individual performance. FFO is a commonly used measure of operating performance and profitability in the real estate industry. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, less dividends on preferred shares.

The following table sets forth the incentive award opportunities for the Named Executive Officers under the 2007 annual incentive plan, expressed as a percentage of base salary:

	Incentive Award as a Percentage of Base Salary
Title	Threshold	Target	Outperformance
Chief Executive Officer	35%	70%	105%
Other Members of the Office of the Chairman	30%	60%	90%
Chief Financial Officer	25%	50%	75%

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Restricted Share Award Agreement under Pennsylvania Real Estate Investment Trust’s 2003 Equity Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: February 27, 2007	By:	/s/ Edward A. Glickman
Edward A. Glickman
President and Chief Operating Officer

EXHIBIT INDEX

10.1	Form of Restricted Share Award Agreement under Pennsylvania Real Estate Investment Trust’s 2003 Equity Incentive Plan.

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